Exhibit 10.12

AXA Equitable/MLOA Form

Doc. No. 193183

2014 Version

Loan Number 16-1064

Recorded at Request of:

DLA Piper LLP

500 Eighth Street, NW

Washington, DC 20004

Attn: Fred Klein

When Recorded Mail to:

DLA Piper LLP

500 Eighth Street, NW

Washington, DC 20004

Attn: Fred Klein

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made as of March 30, 2017, by and among EOSII Palo Alto Technology Center LLC (“Borrower”), AXA EQUITABLE LIFE INSURANCE COMPANY, a New York corporation, (“Lender”), and BILL.COM, INC., a Delaware corporation (“Tenant”),

W I T N E S E T H:

WHEREAS, Borrower has applied to Lender for a loan that will be secured by a mortgage, deed of trust or other security instrument (the “Mortgage”) from Borrower to Lender, to be recorded in the Official Records of the County of Santa Clara, State of California. The mortgage will encumber the real property (the “Property”) in the County of Santa Clara, State of California, commonly known as 1800, 1804, 1810, 1820, 1830, 1840 and 1850 Embarcadero Road and 2445, 2455 and 2465 Faber, Palo Alto, CA 94303, which is described in Exhibit A attached hereto and made a part hereof. Tenant is the tenant under the Lease (the “Lease”) dated December 2, 2013 as amended by that certain First Amendment to Office Lease dated February 29, 2016 and that certain Second Amendment to Office Lease dated November 29, 2016, between Borrower, as landlord, and Tenant, as tenant. Tenant leases a portion of the Property pursuant to the Lease. As of the date hereof, pursuant to Section 6 of the Lease, there is a Landlord construction allowance for certain tenant improvements in the amount of $102,600. Borrower will assign the Lease to Lender pursuant to the Mortgage. Borrower, Lender and Tenant will subordinate the Lease to the Mortgage, effective as of the date on which the Mortgage is recorded, as provided in this Agreement.

NOW, THEREFORE, Borrower, Lender and Tenant agree as follows:

1.

Subordination. The Lease is hereby made and shall at all times be subject and subordinate in all respects to the Mortgage and all indebtedness and obligations now or hereafter secured by the Mortgage, including, without limitation, all amendments, modifications, extensions, supplements, substitutions and replacements of the Mortgage and all advances made by Lender to Borrower secured by the Mortgage.

2.

Nondisturbance. If there is a judicial foreclosure sale, a sale pursuant to the power of sale, or an acceptance of a deed in lieu of foreclosure under the Mortgage (any such event being a “Foreclosure Transfer”), the Lease shall not be terminated (or subject to termination) as a result of the Foreclosure Transfer, nor shall Tenant’s use, possession or enjoyment of the portion of the Property demised by the Lease be disturbed, so long as no default exists and no other event has occurred under the Lease that would give the landlord under the Lease the right to terminate the Lease or would cause automatic termination of the Lease. Tenant agrees that the person or entity, which may include Lender, and its successors and assigns, that acquires title to the Property by reason of a Foreclosure Transfer and succeeds to the interest of Borrower as landlord under the Lease (such person or entity being the “Foreclosure Transferee”) shall not be:

(a)	liable for any act or omission of Borrower or any other prior landlord under the Lease,

(b)

subject to any claim, charge, offset or defense under the Lease that Tenant might have against Borrower or any such prior landlord based on any act, omission, event or occurrence before the Foreclosure Transfer,

(c)

bound by any rent, additional rent or deposit that Tenant might have paid in advance to Borrower or any such prior landlord for more than the current month (or other period for which rent or additional rent is to be paid in advance in accordance with the Lease) in which the Foreclosure Transfer occurs, unless such rent, additional rent or deposit is actually received by the Foreclosure Transferee,

(d)	bound by any amendment or modification of the Lease or any termination of the Lease made without Lender’s prior written consent,

(e)	responsible for repairing or restoring the Property in the case of damage by fire or other casualty or taking by condemnation,

(f)	obligated to perform any construction work required to be done by Borrower or any such prior landlord or to reimburse Tenant for any construction work performed by Tenant, or

(g)	bound by any agreement not expressly set forth in the Lease.

3.

Attornment. If the interest of the landlord under the Lease is transferred by reason of a Foreclosure Transfer, Tenant shall be bound to the Foreclosure Transferee and the Foreclosure Transferee shall be bound to Tenant under the Lease for the balance of the term of the Lease, and any extension thereof which may be effected in accordance with the Lease, with the same force and effect as if the Foreclosure Transferee were the original landlord under the Lease, except as otherwise provided in Paragraph 2 hereof. Tenant hereby adorns to the Foreclosure Transferee as the landlord under the Lease, such attornment to be effective and self-operative upon the Foreclosure Transfer without the execution of any further agreement. The respective rights and obligations of the Foreclosure Transferee and Tenant upon such attornment, to the extent of such balance of the term of the Lease and any such extension, shall be the same as now set forth in the Lease, except as otherwise provided in Paragraph 2 hereof.

4.

Covenants. With respect to the assignment of the Lease by Borrower to Lender pursuant to the Mortgage, Tenant shall pay all rent and perform all obligations under the Lease to Borrower until Tenant receives written notice from Lender, in which event Tenant agrees to pay all rent and to perform all obligations under the Lease directly to and for the benefit of Lender or such other party as Lender directs in such notice, and Borrower authorizes Tenant to do so in accordance with the instructions of Lender. Borrower agrees that such payment and performance to and for the benefit of Lender shall satisfy Tenant’s obligations under the Lease. Tenant agrees that Lender assumes no obligations under the Lease by virtue of the assignment of the Lease by Borrower to Lender pursuant to the Mortgage or other loan document and that Lender shall not become liable for any obligations under the Lease until Lender acquires title to the Property as a Foreclosure Transferee at a Foreclosure Transfer. As long as the Mortgage shall encumber the Property:

(a) Tenant shall not pay any rent under the Lease more than one (1) month in advance.

(b) Tenant shall not amend, modify or terminate (except upon default or breach by Borrower, after giving Lender written notice and opportunity to cure pursuant to this Agreement) the Lease without the prior written consent of Lender.

(c) If Borrower defaults under or breaches the Lease, Tenant shall promptly send written notice to Lender describing each such default or breach and give Lender the following opportunity to cure such default or breach:

(i)

In the case of a default or breach that is capable of being cured by the payment of money, Lender shall have the cure period available to Borrower under the Lease plus twenty (20) days to cure such default or breach;

(ii)

In the case of a non-monetary default or breach that is capable of being cured without possession of the Property, Lender shall have the cure period available to Borrower under the Lease plus sixty (60) days to cure such default or breach; and

(iii)

If curing such default or breach requires possession of the Property, Lender shall have sixty (60) days after the date on which Lender obtains possession of the Property to cure such default or breach.

Tenant shall not terminate the Lease because of any such default or breach by Borrower unless Tenant has given such written notice to Lender and Lender has failed to cure such default or breach within the applicable period of time.

Anything in this Subparagraph 4(c) to the contrary notwithstanding, if the default or breach is of such a nature that Lender is not obligated to cure such pursuant to the provisions of Paragraph 2 hereof, Tenant shall not terminate the Lease so long as Lender is diligently moving towards completion of a Foreclosure Transfer, and upon completion of such Foreclosure Transfer, such default or breach shall be deemed waived.

5.

Notices. All notices under this Agreement shall be properly given only if made in writing and either mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service) to the party at the address set forth in this paragraph or such other address as such party may designate by notice to the other parties. Such notices shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of delivery if hand delivered. If any such notice is not received or cannot be delivered because the receiving party changed its address and did not give notice of such change to the sending party or due to a refusal to accept such notice by the receiving party, such notice shall be effective on the date delivery is attempted. Any notice under this Agreement may be given on behalf of a party by the attorney for such party.

(a)	The address of Borrower is 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660, attention: Brent Carroll.

(b)	The address of Lender is:

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Attention: Real Estate Legal Department

Quadrant Real Estate Advisors LLC

12735 Morris Road, Suite 100

Alpharetta, GA 30004

Attention: Quadrant Asset Management

(Loan No. 16-1064)

Berkadia Commercial Mortgage LLC

323 Norristown Road, Suite 300

Ambler, PA 19002

Attention: EVP Client Relations

Loan No. 16-1064)

(c)	The address of Tenant is

,

attention: .

6.

Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of California. If there is any conflict or inconsistency between this Agreement and the Lease, this Agreement shall control. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute this Agreement. This Agreement shall bind and inure to the benefit of Borrower, Lender and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, Borrower, Lender and Tenant have executed this Agreement as of the date first hereinabove written.

EOSII PALO ALTO TECHNOLOGY CENTER, LLC, a Delaware limited liability company

By:	EOS PROPERTIES II, LLC,
a Delaware limited liability company, its manager

	By:	EOS INVESTMENT FUND II, L.P., a Delaware limited partnership, its sole member

		By:	POLIS REALTY ADVISORS II, LTD., a British Virgin Islands company, its general partner

			By:	See Attached
Charles J. Schreiber, Jr.,
Chief Executive Officer

IN WITNESS WHEREOF, Borrower, Lender and Tenant have executed this Agreement as of the date first hereinabove written.

EOSII PALO ALTO TECHNOLOGY CENTER, LLC, a Delaware limited liability company

By:	EOS PROPERTIES II, LLC,
a Delaware limited liability company,
its manager

	By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

AXA EQUITABLE LIFE INSURANCE COMPANY,
a New York Corporation

By:
Name:
Title:

[signature page of Tenant follows]

[Signature page to Subordination, Nonattornment and Subordination Agreement (AXA/Palo Alto)]

IN WITNESS WHEREOF, Borrower, Lender and Tenant have executed this Agreement as of the date first hereinabove written.

EOSII PALO ALTO TECHNOLOGY CENTER, LLC, a Delaware limited liability company

By:	EOS PROPERTIES II, LLC,
a Delaware limited liability company,
its manager

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

AXA EQUITABLE LIFE INSURANCE COMPANY,
a New York Corporation

By:	/s/ Frank S. Linneen
Name:	Frank S. Linneen
Title:	Investment Officer

[signature page of Tenant follows]

[Signature page to Subordination, Nonattornment and Subordination Agreement (AXA/Palo Alto)]

AXA EQUITABLE LIFE INSURANCE COMPANY, a New York Corporation

By
Title

BILL.COM, INC., a Delaware corporation

By	/s/ Raj Aji
Title	GENERAL COUNSEL

ACKNOWLEDGMENT

A notary public or other officer completing this

certificate verifies only the identity of the individual

who signed the document to which this certificate is

attached, and not the truthfulness, accuracy, or

validity of that document.

State of California

County of                                          Orange                                         )

On March 20, 2017 before me, k. Godin, Notary Public
(insert name and title of the officer)

personally appeared Charles J. Schreiber, Jr. ,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ K. Godin

LENDER

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF GEORGIA	)
)§
COUNTY OF FULTON	)

On March 17, 2017, before me, Alicia Shaver, NOTARY PUBLIC, personally appeared FRANK S. LINNEEN, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Georgia that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Alicia Shaver (Seal) My Commission Expires 01/12/2021

[Signature page to Subordination, Nonattornment and Subordination Agreement (AXA/Palo Alto)]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT	CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California County of Santa Clara	) )
On March 28, 207 before me, Grace L. Carino, Notary Public ,
Date	Here Insert Name and Title of the Officer
personally appeared Rajesh (Raj) Aji
Name(s) of Signer(s)
,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                     /s/ Grace L. Carino

Signature of Notary Public

Place Notary Seal Above

                                                                                                          OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: Loan Number 16-1064 SUBORDIANITION NONDISTURBANCE AND ATTORNMENT AGREEMENT Document Date:             March 28, 2017

Number of Pages:         14         Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer(s)

Signer’s Name:

☐ Corporate Officer – Title(s):

☐ Partner –  ☐ Limited ☐ General

☐ Individual         ☐ Attorney in Fact

☐ Trustee             ☐ Guardian or Conservator

☐ Other:

Signer Is Representing:

Signer’s Name:

☐ Corporate Officer – Title(s):

☐ Partner –  ☐ Limited ☐ General

☐ Individual         ☐ Attorney in Fact

☐ Trustee             ☐ Guardian or Conservator

☐ Other:

Signer Is Representing:

©2014 National Notary Association ● www.NationalNotary.org ● 1-800-US NOTARY (1-800-876-6827) Item #5907

EXHIBIT A

Description of the Property

City of Palo Alto

Parcel 2, as shown on that certain Record of Survey filed October 23, 1967, in Book 229 of Maps, Page 24.

Assessor’s Parcel Number: 008-03-046